Exhibit 10.5

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter referred to as the “Agreement”) is entered into by and among the following Parties as of July 5, 2019 in Beijing, the People’s Republic of China (“PRC”, for purposes of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan):

(1)                                 Ucommune (Beijing) Technology Co., Ltd. (hereinafter referred to as the “Pledgee” or the “WFOE”), a wholly foreign-owned limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 8A, Zhaofeng First Street, Zhaofeng Industrial Base, Zhaoquanying Town, Shunyi District, Beijing, its unified social credit code being 91110113MA01GJH80T;

(2)                                 Ucommune (Beijing) Venture Investment Co., Ltd. (hereinafter referred to as the “Target”), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 15-3 Ronghui Park, Linkong Economic Core Area, Shunyi District, Beijing, its unified social credit code being 91110113335534135Y;

(3)                                 Tianjin Zhenge Tianfeng Investment Center (Limited Partnership), a limited partnership incorporated and validly existing under the laws of the People’s Republic of China, with its principal office at Room 708-7, 7/F Floor, Chuangzhi Mansion, No. 482 Dongman Middle Road, Tianjin Eco-city, its unified social credit code being 911201163286962240;

(4)                                 Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at C2321, 2/F, Building 16, No. 37, Chaoqian Road, Chanping Science Park, Beijing, its unified social credit code being 911101145996826415;

(5)                                 Shanghai Gopher Rongze Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 4054-8, Building 23, No. 1142, Kongjiang Road, Yangpu District, Shanghai, its unified social credit code being 91310110062579484Q;

(6)                                 Sinovation Ventures (Beijing) Enterprise Management Limited, a joint-stock company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Suite 1001-003, Building 1, No. 3, Haidian Street, Haidian District, Beijing, its unified social credit code being 91110108563622567L;

(7)                                 Beijing Yirun Chuangyin Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at No. 5, East Street, Shoubaozhuang Village, Xihongmen Town, Daxing District, Beijing, its unified social credit code being 911101153183363489;

(8)                                 Zhiyong Zhao, a Chinese citizen, his ID card number being [____________];

(9)                                 Angela Bai, a Canadian citizen, her passport number being [____________];

(10)                          Bin Zhao, a Chinese citizen, his ID card number being [____________];

(11)                          Jinwang Zhou, a Chinese citizen, his ID card number being [____________];

(12)                          Jun Qin, a Chinese citizen, her ID card number being [____________];

(13)                          Liang Chen, a Chinese citizen, his ID card number being [____________];

(14)                          Feifei Yi, a Chinese citizen, her ID card number being [____________];

(15)                          Zhuangkun He, a Chinese citizen, his ID card number being [____________];

(16)                          Shanghai Yongbo Liantou Investment Management Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 12011, Plot 1, Building 1, No. 888, Huanhu West 2nd Road, Nanhui New Town, Pudong New Area, its unified social credit code being 91310115342454600F;

(17)                          Zilong Zhu, a Chinese citizen, his ID card number being [____________];

(18)                          Sichuan Xinwen Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 17/F, No. 70, Section 2, Hongxing Middle Road, Jinjiang District, Chengdu, its unified social credit code being 915100005676296514;

(19)                          Beijing Yintai Real Estate Commercial Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Unit 402, 4/F, Building 3, No. 2, Jianguomenwai Street, Chaoyang District, Beijing, its unified social credit code being 91110000562093878Q;

(20)                          Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 611, Building D, Whale Tower, No. 111 Linghu Avenue, Wuxi City, its unified social credit being 91320200MA1MMYWD1L;

(21)                          Peizhi Wang, a Chinese citizen, his ID card number is [____________];

(22)                          Songlin Fu, a Chinese citizen, his ID card number being [____________];

(23)                          Jiahui Gan, a Chinese citizen, his ID card number being [____________];

(24)                          Min Jiang, a Chinese citizen, her ID card number being [____________];

(25)                          Ping Wang, a Chinese citizen, his ID card number being [____________];

(26)                          Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 2401-28, 24/F, Golden Phoenix Mansion, No. 765 Jingya Road, Zhendong New District, Tongxiang City, its social credit code being 91330483MA28B54M7F;

(27)                          Beijing Prometheus Capital Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 1605, Block A, No. 93 Jianguo Road, Chaoyang District, Beijing, its unified social credit code being 91110105697678742F;

(28)                          Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 312, No. 1, Second Street, Airport International Logistics Area, Tianjin Free Trade Zone (Airport Economic Zone), its unified social credit code being 91120118MA05QLNU24;

(29)                          Kaifeng Cultural Tourism Investment Group Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 14 Sports Road, Longting District, Kaifeng City, its unified social credit code being 9141020055691414XL;

(30)                          Beijing Silk Road Yunhe Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 807, 8/F, No. 58 Beisihuan West Road, Haidian District, Beijing, its unified social credit code being 91110000MA00AB9Y76;

(31)                          Zhuhai Qianyi Hongtong Investment Fund (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 105-12101, No. 6, Baohua Road, Hengqin New District, Zhuhai City, its unified social credit code being 91440400MA4ULN535X;

(32)                          Chao Dai, a Chinese citizen, his ID card number being [____________];

(33)                          Beijing Gongqing Chenggong Business Management Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at R212, 2/F, No. 55, Dong’anmen Street, Dongcheng District, Beijing, its unified social credit code being 91110101MA01L23Y5G       ;

(34)                          Beijing Longxi Real Estate Development Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at the industrial zone of Panggezhuang Town, Daxing District, Beijing, its unified social credit code being 91110000700235126Q;

(35)                          Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 219-198, Building 1, No. 118 Baoxing Road, Hengqin New District, Zhuhai City, its unified social credit code being 91440400314874755L;

(36)                          Fen Shen, a Chinese citizen, her ID card number being [____________];

(37)                          CKing Home-key Investment Group Co., Ltd., a joint stock limited company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 18-D266, Jianshe Road, Kaixuan Street, Liangxiang, Fangshan District, Beijing, its unified social credit code being 911100006742514558;

(38)                          Beijing Zhongkai Investment Development Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 88, Yangyan Road, Yanxi Economic Development Zone, Huairou District, Beijing, its unified social credit code being 9111011609869242X4;

(39)                          Beijing Hongtai Jinyi Management Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 176, 15/F, Block B, Building 1, No. 38, Zhongguancun Street, Haidian District, Beijing, its unified social credit code being 91110108MA018G11XY;

(40)                          Sheng Wu, a Chinese citizen, his ID card number being [____________];

(41)                          Co-creation (Tianjin) Office Services Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Opening BD 18, 6/F, Building 4, Phase I, Intelligence Space Square, Southeast Side of the Intersection of Huizhi North Road and Huizhi Ring Road, Donglihu Street, Dongli District, Tianjin, its unified social credit code being 91120110MA06CLP20U;

(42)                          Cooperation Space (Tianjin) Office Services Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Opening BD 17, 6/F, Building 4, Phase I, Intelligence Space Square, Southeast Side of the Intersection of Huizhi North Road and Huizhi Ring Road, Donglihu Street, Dongli District, Tianjin, its unified social credit code being 91120110MA06CW38X4;

(43)                          Yongzhou Rushi Culture Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 102, Zijin South Road, Longbo Town, Shuangpai County, Yongzhou, Hunan Province, its unified social credit code being 91431123MA4QD02K5K;

(44)                          Shandong Guohui Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 33/F, Building 6, Shuntai Square, No. 2000, Shunhua Road, High-tech District, Jinan, Shandong Province, its unified social credit code being 91370000MA3C5EJ69D;

(45)                          Ningbo Qiyi Investment Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 102-188, Building 39, No. 128, Yongfeng Road, Daxie Development Zone, Ningbo, Zhejiang, its social credit code being 91330201MA2CH2747Y;

(46)                          Shenzhen Yiwenda Investment Management Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (affiliated to Shenzhen Qianhai Business Secretary Co., Ltd.), its unified social credit code being 91440300088497305K;

(47)                          Xiamen Ruizhiye Equity Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 3F-A305, Block C, Innovation Building, Software Park, Torch High-tech Zone, Xiamen, its unified social credit code being 91350200MA32N5A66H;

(48)                          Tianjin Ruihe Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 802-101 (centralized office area), Building 9, Jingbinruicheng, Jingbin Industrial Park, Wuqing District, Tianjin, its social credit code being 91120222MA06LTPK94;

(49)                          Lhasa Songhe Incubator Management Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No.1, 6/F, Unit 2, Building 6, International Headquarters, Liuwu New District, Lhasa, its unified social credit code being 91540195MA6TCMPGXB;

(50)                          Jiangxi Fusen Information Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 21, Kangtai Road, Yushui District, Xinyu, Jiangxi Province, its unified social credit code being 91360502MA38K7L449;

(51)                          Xinyu Guanda Architectural Design Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Yangtiangang International Ecological City, Xiannvhu District, Xinyu, Jiangxi Province, its unified social credit code being 91360503MA38LB1M0M;

(52)                          Xinjiang Xinzhongshuo Marketing Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 2-6, 2/F, Kangyuan Neighborhood, Wensu County, Aksu Prefecture, Xinjiang, its unified social credit code being 91652922MA78648YX8;

The persons listed in items (3) to (52) are hereinafter collectively referred to as the “Pledgors”.

The above parties are individually referred to as a “Party” or the “Party” and collectively referred to as the “Parties”.

Whereas,

1.              As of the signing date of this Agreement, the Pledgors jointly hold 100% of the equity in the Target. The shareholding structure of the Target is as shown in Annex I to this Agreement;

2.              On the signing date of this Agreement, the Parties to this Agreement have signed the Shareholders’ Right Proxy Agreement and the Exclusive Option Agreement, while the WFOE and the Target have signed the Exclusive Business Cooperation Agreement (this Agreement, the Exclusive Business Cooperation Agreement, Shareholders’ Voting Right Proxy Agreement and the Exclusive Option Agreement, as well as amendments made from time to time hereto and thereto, are collectively referred to as the “VIE Agreements”);

3.              To ensure that the Pledgors and the Target fulfill all their obligations, responsibilities and representations, warrants and covenants under the VIE Agreements (hereinafter collectively referred to as “Contractual Obligations”), the Pledgors agree to pledge 100% of the Target’s equity they jointly hold to guarantee the full performance of the Contractual Obligations. The Pledgee agrees to accept the pledge of the Target’s equity provided by the Pledgors;

After friendly negotiation, the Parties to this Agreement agree as follows regarding such pledge:

Article 1                       Equity Pledge

1.1                     The Pledgors agree to pledge, in accordance with the terms and conditions hereof, 100% of the Target’s equity they jointly hold (hereinafter referred to as “Pledged Equity”) to the Pledgee, so as to guarantee the full performance of the Contractual Obligations. The Target hereby agrees the Pledgors to so pledge the Pledged Equity to the Pledgee in accordance with the terms and conditions hereof.

1.2                     The scope of the equity pledge includes: (i) all service fees and interests receivable by the WFOE under the VIE Agreements; (ii) performance by the Pledgors of other obligations under the VIE Agreements; (iii) discharge and performance by the Pledgors and/ or the Target of all other indebtedness, monetary liabilities or other payment obligations to the Pledgee arising from or in connection with the VIE Agreements, including but not limited to, liquidated damages (if any), compensation and expenses for the realization of hypothecation rights (including but not limited to attorney’s fees, arbitration fees, evaluation and auctions fees of the Pledged Equity, etc., all the above service fees and interests thereof are collectively referred to as “Secured Indebtedness”).

1.3                     The Pledgors and the Target agree to, on the signing date hereof, record the pledge of the Pledged Equity hereunder on the register of members of the Target, and hand over the original register of members and the original capital contribution certificates of the Pledgors to the Pledgee for custody.

1.4                     The Pledgors promise to procure and cooperate with the Target to complete the registration formalities for the equity pledge within a reasonable time after the execution of this Agreement to the extent permitted by the relevant laws and policies, and to use their utmost efforts to maintain the registration in force. The hypothecation rights arising from the equity pledge hereunder will be established when the registration with the industrial and commercial department in respect of the pledge is completed. The Parties agree that, for the purpose of equity pledge registration, they shall separately sign an Equity Pledge Agreement in the form approved by the industrial and commercial department, and as to matters not covered in this Agreement or inconsistent with the provisions of this Agreement, this Agreement shall prevail to the extent permitted by law.

1.5                     During the term of this Agreement, the Pledgee shall not be held liable for any value depreciation of the Pledged Equity, nor have the Pledgors the right to put forward any form of recourse or claim, unless caused by the intentional misconduct or gross negligence of the Pledgee.

1.6                     Only with the prior consent of the Pledgee may the Pledgors increase the capital of the Target. Any increase in the capital contributed by the Pledgors to the registered capital of the Target as a result of any capital increase shall also become part of the Pledged Equity. The Target shall, and the Pledgors shall procure the Target to, record the change (including but not limited to capital increase) of the Pledged Equity in the Target’s share register within 3 working days after the occurrence thereof, complete the alteration registration with the industrial and commercial department within a reasonable period of time and provide the Pledgee with industrial and commercial registration certificates in relation to the equity pledge. The Pledgee will keep these certificates in the duration of the pledge hereunder.

1.7                     In the duration of the pledge, the Pledgee is entitled to receive all proceeds from the Pledged Equity (if any, including but not limited to bonuses, dividends and other proceeds arising from the equity pledge). With the prior written consent of the Pledgee, the Pledgors may receive dividends or bonuses in respect of the Pledged Equity. The dividends or bonuses received by the Pledgors in respect of the Pledged Equity shall be deposited in the designated account of the Pledgee, supervised by the Pledgee, and first used as Pledged Equity for the settlement of the Secured Indebtedness.

Article 2                       Enforcement of Pledge

2.1                     The Parties agree that, upon the occurrence of any default or non-performance of the Contractual Obligations by the Pledgors or the Target, the Pledgee shall be entitled to exercise all its rights, remedies and powers under PRC Laws (including any laws, regulations, rules, notices, interpretations or other binding documents promulgated by any central or local legislative, administrative or judicial authority before or after the effectiveness of this Agreement, hereinafter referred to as “PRC Laws”), the VIE Agreements and this Agreement, including but not limited to the right to auction or sell the Pledged Equity for prior satisfaction of claims. The Pledgee is not responsible for any loss caused by its reasonable enforcement of such rights and powers.

2.2                     The Pledgee shall give written notice to all Pledgors when enforcing the pledge. Subject to the provisions of Section 5.1 hereof, the Pledgee may enforce the pledge when or at any time after a written notice is given in accordance with Section 5.1 of this Agreement.

2.3                     The Pledgee has the right to designate in writing its counsels or other agents to exercise any and all of the above rights and powers, to which the Pledgors shall not raise any objection.

2.4                     The proceeds obtained as a result of the exercise by the Pledgee of its rights and powers shall be applied in the following order of precedence:

Firstly, towards payment of all costs arising out of the disposal of the Pledged Equity and the exercise by the Pledgee of its rights and powers (including but not limited to court fees and renumerations paid to its counsels and agents);

Secondly, towards payment of the taxes payable in connection with the disposal of the Pledged Equity; and

Thirdly, towards repayment of the Secured Indebtedness to the Pledgee.

Any balance after the deduction of the foregoing payments shall either be returned by the Pledgee to the Pledgors according their respective shareholding ratio in the Target or any other person who may be entitled to such balance under relevant laws and regulations or be deposited by the Pledgee with a notary organ of the place of the Pledgee (any costs arising out of such deposit shall be borne by the Pledgors). To the extent permitted by PRC Laws, the Pledgors shall grant the above-mentioned proceeds unconditionally to the Pledgee or the subject designated by the Pledgee.

2.5                     The Pledgee shall have the right to exercise, at its option, concurrently or successively, any of its remedies for breach of contract; the Pledgee shall not be required to first exercise other remedies for breach of contract prior to exercising its right to auction or sell the Pledged Equity. Neither the Pledgors nor the Target have the right to raise objections to whether the Pledgee exercises part of its hypothecation rights or the exercise sequence of hypothecation rights.

2.6                     If the Target needs to be dissolved or liquidated in accordance with the mandatory provisions of PRC Laws, after such dissolution or liquidation procedures are completed according to law, any proceeds received by the Pledgors from the Target according to law shall be, as required by the Pledgee (1) deposited in the designated account of the Pledgee, supervised by the Pledgee, and first used as Pledged Equity for the settlement of the Secured Indebtedness; or (2) unconditionally granted to the Pledgee or the subject designated by the Pledgee subject to PRC Laws.

Article 3                       Period and Release of Pledge

3.1                     The pledge hereunder will be established when the registration with the industrial and commercial department in respect of the pledge is completed.

3.2                     Upon full and complete performance by the Pledgors and the Target of all of their Contractual Obligations and discharge of all Secured Indebtedness, the Pledgee shall, at the request of the Pledgors, release the Equity Pledge hereunder, the Pledgors and the Target shall complete the release of the equity pledge in the share register of the Target and the deregistration of the equity pledge with the relevant industry and commerce administration; reasonable costs arising from such release of equity pledge shall be borne by the Pledgors.

Article 4                       Representations, Warranties and Covenants

4.1                     Each Party to this Agreement hereby irrevocably represents and warrants as follows:

(1)                                 It is an entity duly incorporated and validly existing with full capacity for civil conduct, or a natural person with full capacity for civil conduct;

(2)                                 It has full power and authority to execute, deliver and perform this Agreement and all other documents to be executed by it relating to their rights and obligations under this Agreement;

(3)                                 This Agreement and its annexes and all other documents to be executed by it in relation to this Agreement will be duly and properly executed and delivered by the Party, and will be legally binding on the Party from their respective effective date;

(4)                                 There is no misrepresentation or major omission in any document previously provided by the Party to other Parties;

(5)                                 The execution, delivery and performance of this Agreement by it: (i) will not conflict with, or violate, or constitute, with the passage of time or the giving of notice, a default under: (a) each Pledgor’s business license, articles of association, license, approval granted by the government authority for its establishment, agreements relating to its establishment or any other constitutional document, (b) any other legal provisions by which it is bound, and (c) any contract or other documents to which any Pledgor is a party severally or jointly, or by which it or its assets are bound; (ii) will not result in any encumbrance on the assets of any Pledgor or entitle any third party to impose any encumbrance on its assets, except for equity pledge or encumbrances created in accordance with the VIE Agreements; (iii) will not result in termination or modification of any contract or other documents to which any Pledgor is a party severally or jointly, or by which it or its assets are bound, or entitle any third party to terminate or modify the terms of such documents; (iv) will not result in any government approval, license, registration, etc. applicable to it, the Target and its Subsidiaries to be suspended, revoked, damaged, forfeited or unrenewable after expiration.

4.2                     Each Pledgor hereby irrevocably represents, warrants and covenants as follows:

(1)                                 The Pledged Equity may be lawfully pledged and assigned. As of the effectiveness of this Agreement, the Pledgors are the sole lawful owners of the Pledged Equity free from any ongoing dispute as to the ownership thereof; and the Pledgors have the right to dispose of the Pledged Equity or any part thereof;

(2)                                 Except as otherwise agreed in the VIE Agreements, the Pledged Equity is free from any mortgage, pledge or other form of security, priority, statutory mortgage, property preservation measures, seizure, custody, leasehold, option or other form of encumbrances (hereinafter collectively referred to as “Encumbrances”) as of the effectiveness of this Agreement, and the pledge hereunder shall constitute the first priority security interest on the Pledged Equity;

(3)                                 During the term of this Agreement, without the prior written consent of the Pledgee, the Pledgors shall not transfer the Pledged Equity or any part thereof, or create or permit to be created any new security or any other burden on the Pledged Equity;

(4)                                 During the term of this Agreement, without the prior written consent of the Pledgee, the Pledgors shall not create or permit to be created any new encumbrance on the Pledged Equity, and any Encumbrance created on all or any part of the Pledged Equity without the prior written consent of the Pledgee shall be null and void;

(5)                                 During the term of this Agreement, without the prior written consent of the Pledgee, the Pledgors shall not conduct any act that would or may result in a decrease in the value of the Pledged Equity or impair the validity of the Pledge hereunder. If, due to reasons of any Pledgor, the value of the Pledged Equity decreases dramatically, which is sufficient to jeopardize the rights of the Pledgee, the Pledgor shall immediately notify the Pledgee of such and take necessary actions to resolve the above incident or mitigate its adverse effects;

(6)                                 The Pledgors shall comply with and enforce all laws and regulations concerning the pledge of rights during the term of this Agreement, shall present notices, instructions or advices to the Pledgee within 5 working days upon receipt of the same from the relevant authorities in respect of the pledge, and comply with such notices, instructions or advices, or raise objections and statements on the above matters at the reasonable request of the Pledgee or with the consent of the Pledgee.

(7)                                 Upon or before (i) its merger, division, dissolution, liquidation, cancellation, business license revocation or equity transfer, (ii) change of its controlling shareholder or general partner or actual controller, (iii) death, incapacity, divorce or other circumstances that may affect its exercise of the equity interests in the Target, and/or (iv) other circumstances that may affect its exercise of the equity interests, each Pledgor will, or do its best to cause its direct or indirect shareholders (or partners), actual controllers or directors, heirs, successors, agents, property custodians, etc. to, make (if applicable) all appropriate arrangements and sign all necessary documents to make sure that its heirs, liquidation group, creditors, assignees, successors, agents, property custodians, etc., who may acquire the equity or related rights, will continue to pledge the equity it holds in the Target to the WFOE pursuant to this Agreement and perform the related obligations hereunder. Each Pledgor assures the WFOE that, it has made and procured its shareholders or directors to make all appropriate arrangements (if applicable), has signed and procured its shareholders or directors to sign all required documents, so as to ensure its effective existence and continued compliance with the VIE Agreements.

4.3                     The Target hereby irrevocably warrants and covenants as follows:

(1)                                 Without the prior written consent of the Pledgee, the Target will not assist or permit the Pledgors to create any new Encumbrance on the equity;

(2)                                 The Target will not assist or permit the Pledgor to transfer the Pledged Equity without the prior written consent of the Pledgee;

(3)                                 When there arises any legal action, arbitration or other claim that may adversely affect the interests of the Target, the Pledged Equity or the Pledgee’s interests under the transaction agreements and this Agreement, the Target undertakes to promptly notify the Pledgee in writing in the soonest time possible, and to take all necessary measures to safeguard the Pledgee’s pledge interests in the equity at the reasonable request of Pledgee.

Article 5                       Default Liabilities

5.1                     The Parties agree that, if any Party (hereinafter the “Defaulting Party”) commits material breach of any provision hereof, or materially fails to perform or delays in performing any obligation hereunder, such breach or failure or delay shall constitute a default under this Agreement (hereinafter a “Default”), then any non-defaulting Party shall be entitled to demand the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within 10 working days following the written notice issued by the non-defaulting Party and the rectification requirement, the non-defaulting Party shall be entitled to decide to, at its discretion:

(1)                                 If any Pledgor or the Target is the Defaulting Party, the Pledgee has the right to terminate this Agreement and require the Defaulting Party to indemnify all the damages;

(2)                                 If the Pledgee is the Defaulting Party, the non-defaulting party has the right to require the Pledgee to indemnify all damages, and except as otherwise provided by law, under no circumstance will it have the right to terminate or dissolve this Agreement.

5.2                     Notwithstanding anything else contained herein, the effect of this section shall not be affected by the termination of this Agreement.

Article 6                       Governing Law and Dispute Resolution

6.1                     The execution, effectiveness, construction and performance of this Agreement and the resolution of disputes hereunder shall be governed by and construed in accordance with PRC Laws.

6.2                     In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, any Party may submit such dispute to the China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration procedures and rules thereof then in effect. The arbitration shall be conducted on a confidential basis and the arbitration language shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.3                     Pending arbitration, except for the part under dispute that is subject to the arbitration, the Parties to this Agreement shall continue to exercise their respective rights hereunder and perform their respective obligations hereunder.

Article 7                       Confidentiality

7.1                     Prior to the execution of this Agreement and during the term of this Agreement, one Party (hereinafter referred to as the “Disclosing Party”) has disclosed or may from time to time disclose any of its confidential information (including but not limited to business information, customer information, financial information, contracts, etc.) to any other Party (hereinafter referred to as the “Receiving Party”). The Receiving Party must keep the confidential information confidential and shall not use the confidential information for purposes other than those specified in this Agreement. The foregoing provisions shall not apply to the information that: (i) as shown by written records made before the disclosure by the Disclosing Party, has previously been known to the Receiving Party; (ii) has entered or will enter the public domain other than due to the breach of this Agreement by the Receiving Party; and (iii) was obtained by the Receiving Party from a third party having no obligation of confidentiality with respect to such information; and (iv) is under the obligation to be disclosed pursuant to the applicable laws, regulations, applicable listing rules or requirements of regulators, or is required to be disclosed to its employees, agents, legal counsels or financial advisors for its normal operations (provided that the Receiving Party shall make sure that each above-mentioned person enters into a confidentiality agreement that contains confidentiality obligations not inferior to those set forth herein).

7.2                     The above confidentiality obligations are ongoing to the Parties to this Agreement and shall survive the termination of this Agreement.

Article 8                       Force Majeure

8.1                     “Force Majeure” refers an event that is unforeseeable, unavoidable and unsurmountable, which makes the performance of this Agreement by any Party impossible in whole or in part. Such events include, but are not limited to, natural disasters, storms, tornadoes and other severe weather conditions, strikes, closures, lockouts or other industrial issues, wars, riots, conspiracy, enemy acts, acts of terrorism or violence by criminal organizations, blockades, serious illness or plague, earthquake or other crustal movements, floods and other natural disasters, bomb explosions or other explosions, fires, accidents, changes in legal provisions or their application.

8.2                     If an event of Force Majeure occurs, a Party’s obligations affected thereby under this Agreement shall be suspended during the period of delay caused by the Force Majeure and shall be automatically extended, without penalty or liability, for a period equal to such suspension. In the event of Force Majeure, the Parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.

Article 9                       Fundamental Changes of Circumstances

As a supplementary agreement and without contravening other provisions of the VIE Agreements and this Agreement, if, at any time, in the opinion of the Pledgee, as a result of any promulgation of or amendment to any PRC Law, or of any change in the interpretation or application of such PRC Laws, or of any change in relevant registration procedures, the maintaining of the validity of this Agreement and/or the disposal of the Pledged Equity in the manner prescribed hereunder becomes illegal or contravenes such PRC Laws, the Pledgors shall, at the reasonable request of the Pledgee, immediately take any action and/or execute any agreement or other documents so as to:

(1)                                 maintain the validity of this Agreement;

(2)                                 facilitate the disposal of the Pledged Equity in the manner prescribed hereunder; and/or

(3)                                 maintain or realize the security created or purported to be created hereunder.

Article 10                Notice

10.1                       All notices or written communications (including but not limited to written documents or notices hereunder) issued by one Party to the other Parties hereto shall be timely sent or delivered by letter (including express delivery), fax or email. The dates on which notices or communications shall be deemed to have been received shall be the third working day after the date of mailing if sent by letter (including express delivery), or the working day following the date of transmission if sent by fax, or the date of arrival at the recipient’s email system if sent by e-mail.

10.2                       All notices and communications shall be sent in accordance with the contact information shown in Annex II hereto, and any party may change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Article 11                Miscellaneous

11.1                       This Agreement shall become effective upon the execution by the Parties, until all VIE Agreements except this Agreement have been terminated, or the secured Contractual Obligations and responsibilities have been performed or discharged, or the Pledgee or its designated entity has exercised its right to purchase the equity or assets in accordance with the terms of the Exclusive Option Agreement. The Pledgors and the Target shall take all legal and reasonable actions to ensure the continued validity of the equity pledge registration during this period.

11.2                       If, under PRC Laws, any provision of this Agreement is invalid, illegal or unenforceable, all other terms of this Agreement shall remain in full force and effect. In the event that any provision hereof is held to be invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to amend this Agreement, so as to realize the original intent of the Parties as closely as possible in an acceptable manner.

11.3                       If any relevant regulatory authority proposes any amendment to this Agreement, the Parties shall negotiate and amend this Agreement accordingly.

11.4                       This Agreement shall supersede any other written or oral agreement between the Parties with respect to the subject matter hereof and shall constitute the entire agreement reached by and among the Parties hereto.

11.5                       Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.6                       During the term of this Agreement, no Party may assign part or all of its rights or obligations hereunder to any third party without the prior written consent of the other Parties, but the Pledgee has the right to assign all or part of its rights and obligations hereunder without the consent of the other Parties. This Agreement shall be binding upon the Parties hereto and their respective lawful successors and assigns.

11.7                       Any modification or supplement to this Agreement must be made in writing, and except for the Pledgee assigning its rights hereunder in accordance with the provisions of Section 11.6, no modification or supplement of this Agreement shall be effective unless duly signed by the Parties hereto. If any modification or supplement to this Agreement requires the permission from and/or registration or filing with any government agency according to law, the Parties shall duly obtain such permission and/or complete such registration or filing procedures.

11.8                       This Agreement is written in fifty-four copies, with each Party holding one copy, and the rest retained by the Target, all having the same legal effect.

(No text below)

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Ucommune (Beijing) Technology Co., Ltd.

/s/Seal of Ucommune (Beijing) Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Daqing Mao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Ucommune (Beijing) Venture Investment Co., Ltd.

/s/Seal of Ucommune (Beijing) Venture Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Daqing Mao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

/s/Seal of Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Xiaoping Xu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership)

/s/Seal of Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Zixuan Wang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Shanghai Gopher Rongze Investment Center (Limited Partnership)

/s/Seal of Shanghai Gopher Rongze Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Chun Zeng

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Sinovation Ventures (Beijing) Enterprise Management Limited

/s/Seal of Sinovation Ventures (Beijing) Enterprise Management Limited

Legal representative (or authorized representative):	/s/Ning Tao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Yirun Chuangyin Investment Center (Limited Partnership)

/s/Seal of Beijing Yirun Chuangyin Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	Qinghua Liu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Zhiyong Zhao

/s/Zhiyong Zhao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Angela Bai

/s/Angela Bai

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Bin Zhao

/s/Bin Zhao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Jinwang Zhou

/s/Jinwang Zhou

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Jun Qin

/s/Jun Qin

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Liang Chen

/s/Liang Chen

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Feifei Yi

/s/Feifei Yi

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Zhuangkun He

/s/Zhuangkun He

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Shanghai Yongbo Liantou Investment Management Co., Ltd.

/s/Seal of Shanghai Yongbo Liantou Investment Management Co., Ltd.

Legal representative (or authorized representative):	/s/Xialing Cui

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Zilong Zhu

/s/Zilong Zhu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Sichuan Xinwen Investment Co., Ltd.

/s/Seal of Sichuan Xinwen Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Wen Dai

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Yintai Real Estate Commercial Co., Ltd.

/s/Seal of Beijing Yintai Real Estate Commercial Co., Ltd.

Legal representative (or authorized representative):	/s/Guojun Shen

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership)

/s/Seal of Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership)

Representative Designated by Executive Partner:	/s/Ronghua Liu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Peizhi Wang

/s/Peizhi Wang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Songlin Fu

/s/Songlin Fu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Jiahui Gan

/s/Jiahui Gan

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Min Jiang

/s/Min Jiang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Ping Wang

/s/Ping Wang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership)

/s/Seal of Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Jun Shao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Prometheus Capital Co., Ltd.

/s/Seal of Prometheus Capital Co., Ltd.

Legal representative (or authorized representative):	/s/Sicong Wang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership)

/s/Seal of Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Yang Liao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Kaifeng Cultural Tourism Investment Group Co., Ltd.

/s/Seal of Kaifeng Cultural Tourism Investment Group Co., Ltd.

Legal representative (or authorized representative):	/s/Manku Han

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Silk Road Yunhe Investment Center (Limited Partnership)

/s/Seal of Beijing Silk Road Yunhe Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Shanbo Wang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Zhuhai Qianyi Hongtong Investment Fund (limited partnership)

/s/Seal of Zhuhai Qianyi Hongtong Investment Fund (limited partnership)

Representative Designated by Executive Partner:	/s/Dehui Liu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Chao Dai

/s/Dai Chao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Gongqing Chenggong Business Management Center (Limited Partnership)

/s/Seal of Beijing Gongqing Chenggong Business Management Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Tong Yang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Longxi Real Estate Development Co., Ltd.

/s/Seal of Beijing Longxi Real Estate Development Co., Ltd.

Legal representative (or authorized representative):	/s/Lianbin Gan

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership)

/s/Seal of Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Mingzhe Wang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Fen Shen

/s/Fen Shen

(No text on this page, this being a signature page to the Equity Pledge Agreement)

CKing Home-key Investment Group Co., Ltd.

/s/Seal of CKing Home-key Investment Group Co., Ltd.

Legal representative (or authorized representative):	/s/Houzhong Xiao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Zhongkai Investment Development Co., Ltd.

/s/Seal of Beijing Zhongkai Investment Development Co., Ltd.

Legal representative (or authorized representative):	/s/Shengjiang Wang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Beijing Hongtai Jinyi Management Consulting Co., Ltd.

/s/Seal of Beijing Hongtai Jinyi Management Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Xitai Sheng

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Sheng Wu

/s/Sheng Wu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Co-creation (Tianjin) Office Services Co., Ltd.

/s/Seal of Co-creation (Tianjin) Office Services Co., Ltd.

Legal representative (or authorized representative):	/s/Yangzhi You

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Cooperation Space (Tianjin) Office Services Co., Ltd.

/s/Seal of Cooperation Space (Tianjin) Office Services Co., Ltd.

Legal representative (or authorized representative):	/s/Yangzhi You

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Yongzhou Rushi Culture Technology Co., Ltd.

/s/Seal of Yongzhou Rushi Culture Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Lingguang Jiang

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Shandong Guohui Investment Co., Ltd.

/s/Seal of Shandong Guohui Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Shaoming Yu

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Zhuhai Qiyi Investment Management Partnership (Limited Partnership)

/s/Seal of Zhuhai Qiyi Investment Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Qi Zhou

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Shenzhen Yiwenda Investment Management Consulting Co., Ltd.

/s/Seal of Shenzhen Yiwenda Investment Management Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Songxi Shan

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Xiamen Ruizhiye Equity Investment Co., Ltd.

/s/Seal of Xiamen Ruizhiye Equity Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Jincheng Yao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Tianjin Ruihe Technology Co., Ltd.

/s/Seal of Tianjin Ruihe Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Weiye Han

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Lhasa Songhe Incubator Management Co., Ltd.

/s/Seal of Lhasa Songhe Incubator Management Co., Ltd.

Legal representative (or authorized representative):	/s/Wei Li

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Jiangxi Fusen Information Technology Co., Ltd.

/s/Seal of Jiangxi Fusen Information Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Shiwu Liao

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Xinyu Guanda Architectural Design Consulting Co., Ltd.

/s/Seal of Xinyu Guanda Architectural Design Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Jianghai Shen

(No text on this page, this being a signature page to the Equity Pledge Agreement)

Xinjiang Xinzhongshuo Marketing Co., Ltd.

/s/Seal of Xinjiang Xinzhongshuo Marketing Co., Ltd.

Legal representative (or authorized representative):	/s/Zhenfei Wu